                          FIRST NORTHERN BANK OF DIXON
                             1997 STOCK OPTION PLAN

                        INCENTIVE STOCK OPTION AGREEMENT
                         Annual Vesting Over Four Years

     First Northern Bank of Dixon, a California banking corporation (the "Bank"), hereby grants an Option to purchase Shares of its common stock to the Optionee named below. The terms and conditions of the Option are set forth in this cover sheet, in the attachment and in the Bank's 1997 Stock Option Plan (the "Plan").

Date of Option Grant: August 13, 1997

Name of Optionee:
                  ------------------------------------------------------

Optionee's Social Security Number:  _____-____-_____

Number of Shares of Common Stock Covered by Option:

Price per Share:  $
                   -----------------------------------------------------

Vesting Start Date: The later of (i) approval by the shareholders of the Bank of the amendments to the preemptive rights clause in the Bank's Articles of Incorporation and (ii) August 13, 1997.

     By signing this cover sheet, you agree to all of the terms and conditions described in the attached Agreement and in the Plan, a copy of which is also enclosed.


Optionee:
         ---------------------------------------------------------------
                                  (Signature)

Bank:
         ---------------------------------------------------------------
                                  (Signature)

               Title:

Attachment
----------

                          FIRST NORTHERN BANK OF DIXON
                             1997 STOCK OPTION PLAN

                        INCENTIVE STOCK OPTION AGREEMENT
                         Annual Vesting Over Four Years


Incentive Stock Option    This Option is intended to be an incentive stock
                          Option under section 422 of the Code and will be interpreted accordingly.

Vesting and Exercise      This Option may be exercised to the extent that
                          Shares have been vested. Beginning on the Vesting
                          Start Date, you will be twenty percent (20%) vested in the Shares granted under this Option. Thereafter, the Shares under this Option will vest annually at a rate of 20 percent (20%) per year. All of the Shares shall be fully vested on the fourth anniversary of the Vesting Start Date as shown on the cover sheet. No additional Shares will vest after your Service has terminated for any reason. "Service" means your service as employee, consultant or advisor of the Bank or an affiliated company.

                          Notwithstanding of the vesting schedule set forth above, in the event of a Change in Control of the Bank during the period you remain in Service, all of the Shares which are unvested as of the effective date of such Change in Control shall immediately become vested. For the purposes hereof, a "Change in Control" shall have the meaning set forth in Section 2(b) of the Plan.

Term This Option will expire in any event at the close of business at Bank headquarters on the fifth anniversary of the Date of Grant, as shown on the cover sheet. (It will expire earlier if your Service terminates, as described below.)

Regular Termination If your Service terminates for any reason except death, Total and Permanent Disability, or for cause then this Option will expire at the close of business at Bank headquarters on the 90th day after your termination date. During that 90-day period you may exercise the vested portion of this Option.

Termination for           If your Service terminates for cause, as determined
Cause                     by the Committee, then this Option will expire upon
                          your termination of Service.

Death                     In  the  event  of  your  death   while  in Service,
                          then this Option will expire at the close of business at Bank headquarters on the date which is one year after the date of death. During that one-year period, your estate or heirs may exercise the vested portion of this Option.

Total and                If your Service terminates because of your
Permanent Disability     Total and Permanent Disability, then this Option will
                         expire at the close of business at Bank headquarters on the date which is one year after your termination date. During that one-year period you may exercise the vested portion of this Option.

                          "Total and Permanent Disability" means that you are unable to work as determined in accordance with the Bank's Long Term Disability Plan.

Leaves of Absence         For purposes of this Option, your Service does not
                          terminate when you go on a bona fide leave of absence that was approved by the Bank in writing, if the terms of the leave provide for continued service crediting, or when continued service crediting is required by applicable law. However, for purposes of determining whether this Option is entitled to ISO status, your Service will be treated as terminating 90 days after you went on leave, unless your right to return to active work is guaranteed by law or by a contract.
                          Your Service terminates in any event when the approved leave ends unless you immediately return to active work.

                          The Bank determines which leaves count for this purpose, and when your Service terminates for all purposes under the Plan.

Restrictions              The Bank will not permit you to exercise  this  Option
on Exercise               if the  issuance  of Shares at that time would violate
                          any law or regulation.

Notice of Exercise        When you wish to exercise this Option, you must notify
                          the Bank by filing the proper "Notice of Exercise" form attached hereto. Your notice must specify how many Shares you wish to purchase. Your notice must also specify how your Shares should be registered (in your name only or in your and your spouse's names as community property or as joint tenants with right of survivorship). The notice will be effective when it is received by the Bank.

                          If someone else wants to exercise this Option after your death, that person must prove to the Bank's satisfaction that he or she is entitled to do so.

Periods of                Any other provision of this Agreement notwithstanding,
Nonexercisability         the Bank shall have the right to designate one or more
                          periods of time, each of which shall not exceed 180 days in length, during which this Option shall not be exercisable if the Bank determines (in its sole discretion) that such limitation on exercise could in any way facilitate any issuance of securities by the Bank, facilitate the registration or qualification of any securities by the Bank under applicable law, or facilitate the perfection of any exemption from the registration or qualification requirements under any applicable law for the issuance or transfer of any securities. Such limitation on exercise shall not alter the vesting schedule set forth in this Agreement other than to limit the periods during which this Option shall be exercisable.

Form of Payment           When you submit  your notice of exercise,  you must
                          include payment of the Option price for the Shares you are purchasing. Payment may be made in one (or a combination) of the following forms:

                          o Your personal check, a cashier's check or a money order.

                          o      Shares which have already been owned by you for
                                 any time period specified by  the   Committee
                                 and which are surrendered to the Bank. The value of the Shares, determined as of the effective date of the Option exercise, will be applied to the Option price.

Withholding Taxes         To the extent that any withholding or other taxes may
                          be due as a result of the Option exercise or the sale of shares acquired upon exercise of this Option and the sale of the shares, you will not be allowed to exercise this Option unless you make acceptable arrangements to pay such withholding or other taxes.

Restrictions on Resale    By signing this Agreement, you agree not to sell any
                          Option Shares at a time when applicable laws, regulations or Bank or underwriter trading policies prohibit a sale. In connection with any underwritten public offering by the Bank of its equity securities, you agree not to sell, make any short sale of, loan, hypothecate, pledge, grant any Option for the purchase of, or otherwise dispose or transfer for value or agree to engage in any of the foregoing transactions with respect to any shares without the prior written consent of the Bank or its underwriters, for such period of time after the effective date of such registration statement as may be requested by the Bank or such underwriters.

                          In order to enforce the provisions of this paragraph, the Bank may impose stop-transfer instructions with respect to the shares until the end of the applicable stand-off period.

Transfer of Option        Prior to your death, only you may exercise this
                          Option. You cannot transfer or assign this Option.
                          For instance, you may not sell this Option or use it as security for a loan. If you attempt to do any of these things, this Option will immediately become invalid. You may, however, dispose of this Option in your will.

                          Regardless of any marital property settlement agreement, the Bank is not obligated to honor a notice of exercise from your spouse or former spouse, nor is the Bank obligated to recognize such individual's interest in this Option in any other way.

Retention Rights          Neither this Option nor this Agreement give you the
                          right to be retained by the Bank (or any subsidiaries) in any capacity. The Bank (and any subsidiaries) reserve the right to terminate your Service at any time and for any reason.

Shareholder Rights        You, or your estate or heirs, have no rights as
                          a shareholder of the Bank until a certificate for the Option Shares has been issued. No adjustments are made for dividends or other rights if the applicable record date occurs before your stock certificate is issued, except as described in the Plan.

Adjustments               In the  event of a stock split, a stock dividend or
                          a similar change in the Bank stock, the number of Shares covered by this Option and the exercise price per share may be adjusted pursuant to the Plan. This
                          Option shall be subject to the terms of the agreement of merger, liquidation or reorganization in the event the Bank is subject to such corporate activity.

Applicable Law            This Agreement will be interpreted and enforced under
                          the laws of the State of California.

The Plan and Other        The text of the Plan is incorporated  in this
Agreements                Agreement by reference. Certain capitalized terms used
                          in this Agreement are defined in the Plan.

                          This Agreement and the Plan constitute the entire understanding between you and the Bank regarding this Option. Any prior agreements, commitments or negotiations concerning this Option are superseded.

       By signing the cover sheet of this Agreement, you agree to all of the terms and conditions described above and in the Plan.

                       NOTICE OF EXERCISE OF STOCK OPTION


First Northern Bank of Dixon
195 N. First Street
Dixon, CA 95620
Attn:  Corporate Secretary


       Re: Exercise of Stock Option to Purchase Shares of Bank Stock
           ---------------------------------------------------------


Dear Sir or Madam:

     Pursuant to the Stock Option Agreement dated August 13, 1997 (the "Stock Option Agreement"), between First Northern Bank of Dixon, a California banking corporation (the "Bank"), and the undersigned, I hereby elect to purchase _____________ shares of the common stock of the Bank (the "Shares"), at the price of $__________ per Share. My check in the amount of $______________ is enclosed. The Shares are to be issued in _____ certificate(s) and registered in the name(s) of:

                           --------------------------

     The undersigned understands there may be tax consequences as a result of the purchase or disposition of the Shares. To the extent that an amount is required to be withheld for any taxes that may be due as a result of this exercise, I will comply with the Bank's requirements with respect to the payment of such withholding. The undersigned represents that he has consulted with any tax consultants he deems advisable in connection with the purchase or disposition of the Shares and the Undersigned is not relying on the Bank for any tax advice.

     The undersigned acknowledges that he has received, read and understood the Stock Option Agreement and agrees to abide by and be bound by their terms and conditions.


Dated:  ________________, 19___


                                         ----------------------------------
                                                      (Signature)


                                         -----------------------------------
                                                  (Please Print Name)

                                         Social Security No.
                                                            ----------------

                                        ------------------------------------

                                        ------------------------------------
                                                     (Full Address)